Exhibit 99.1

Summit Materials Announces a Definitive Agreement to Acquire Cement Assets from Lafarge

Denver – April 17, 2015 – Summit Materials (“Summit”) is pleased to announce it has signed a definitive agreement with Lafarge North America (“Lafarge NA”) to acquire Lafarge NA’s 1.2 million short ton (1.1 million metric ton) capacity Davenport, IA cement plant and seven cement distribution terminals (“Davenport Assets”) for $450 million, subject to certain post-closing adjustments, plus Summit’s Bettendorf, Iowa cement distribution terminal. The transaction is expected to close in July 2015, pending final regulatory approval and the closing of the Lafarge-Holcim global merger.

The Davenport Assets will be integrated into Summit’s Continental Cement Company business based in Chesterfield, MO. The combined business will have 2.45 million short tons of cement capacity across two plants in Hannibal, MO and Davenport, and eight cement distribution terminals along the Mississippi River from Minneapolis, MN to New Orleans, LA.

Summit CEO, Tom Hill, commented, “The Davenport Assets are an excellent fit with our materials-based growth strategy and a continuation of Summit’s proven track record of value-added acquisitions. The combination of the Davenport Assets and Continental Cement creates a strategically compelling and complementary multi-plant cement business in very attractive markets along the Mississippi. We are looking forward to welcoming the Davenport plant and terminal employees to Summit, and to servicing new and existing customers with high quality product from our expanded cement operations.”

The purchase price of $450 million is expected to be funded with a combination of debt and equity.

Summit will host a conference call at 11:00 am eastern time (9:00 am mountain time) on April 17, 2015 to discuss the transaction.

Webcast and Conference Call Information

A webcast of the conference call will be available in the Investors section of Summit’s website at www.summit-materials.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software.

To participate in the telephone conference call:

Domestic:	1-888-466-4587
International:	1-719-457-2677

To listen to a replay of the telephone conference call:

Domestic:	1-877-870-5176
International:	1-858-384-5517
Conference ID:	2588098

The playback recording can be accessed through May 17, 2015.

About Summit Materials

Summit Materials is a leading vertically integrated construction materials company that supplies aggregates, cement, ready-mixed concrete and asphalt in the United States and western Canada. Summit is a geographically diverse, aggregates-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the residential, nonresidential, and public infrastructure end markets. Summit has completed more than 30 acquisitions since its founding and continues to pursue growth opportunities in new and existing markets.

For more information about Summit Materials, please visit www.summit-materials.com.

Forward-Looking Statements and Information:

This press release contains forward-looking statements within the meaning of the federal securities laws, including with respect to Summit’s anticipated acquisition of the Davenport Assets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of solely historical matters. Forward-looking statements are based on information available at the time those statements are made and/or management’s reasonable belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. A discussion of factors that may affect future results is contained in Summit’s prospectus dated March 11, 2015 filed with the Securities and Exchange Commission (the ‘SEC”), as such factors may be updated from time to time by Summit’s subsequent filings with the SEC. Summit does not intend, and disclaims any obligation, to publicly update or revise any forward-looking statements after the date hereof, except as required by federal securities laws.

Contact:

Investor Relations:

303-515-5159

Investorrelations@summit-materials.com

Media Contact:

303-515-5158

mediarelations@summit-materials.com